Exhibit 10.7

This AMENDMENT NO. 1 to AMENDED AND RESTATED ABL CREDIT AGREEMENT, dated as of August 24, 2021 (this “Amendment”), among AHP HEALTH PARTNERS, INC., a Delaware corporation (the “Company”), AHS EAST TEXAS HEALTH SYSTEM, LLC, a Texas limited liability company (“AHS East Texas”), ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company (“Parent”), the Subsidiaries of the Company and AHS East Texas party to the Credit Agreement, as Borrowers (together with the Company and AHS East Texas, the “Borrowers”), the Guarantors, the Lenders party hereto, which constitute the Required Lenders, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with its successors, the “Administrative Agent”), amends that certain Amended and Restated ABL Credit Agreement dated as of July 8, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), entered into among the Borrowers, the Guarantors, the Lenders, Bank of America, N.A., as Administrative Agent, Swing Line Lender and Collateral Agent, and the L/C Issuers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the ABL Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 11.01 of the ABL Credit Agreement, the ABL Credit Agreement and any other Loan Document may be amended, supplemented or modified in writing signed by the Required Lenders and the Loan Parties, and acknowledged by the Administrative Agent;

WHEREAS, the Loan Parties, the Administrative Agent and the Lenders party hereto desire to amend the ABL Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the ABL Credit Agreement is hereby amended as follows:

(a) The following definitions are added in alphabetical order to Section 1.01 thereof:

“Amendment No. 1” means that certain Amendment No. 1 to Amended and Restated ABL Credit Agreement, dated as of August 24, 2021, among the Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” means August 24, 2021.

“PACE Financing” shall mean a financing secured by a real estate tax assessment on a property in accordance with state and local Laws.

(b) The definition of “Disposition” or “Dispose” in Section 1.01 of the ABL Credit Agreement is hereby amended by replacing “fair market” in clause (ix) with “book”.

(c) The definition of “Term Loan Credit Agreement” in Section 1.01 of the ABL Credit Agreement is hereby amended by replacing “Original Closing Date” with “Amendment No. 1 Effective Date”.

(d) Section 8.01(cc) of the ABL Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example) and to add the double-underlined text (indicated textually in the same manner as the following example) as set forth below:

”(cc) Liens securing obligations in respect of Indebtedness permitted under Section 8.03 (f), (u), (v), (w) and (y) (including, with respect to clause (y), first priority tax liens); provided that, other than with respect to Liens permitted under this clause (cc), clause (y) and (w) above, collectively, that attach to any ABL Priority Collateral securing obligations not to exceed $10,000,000 in the aggregate at any time outstanding (with respect to which the Administrative Agent may establish Borrowing Base Reserves in an amount equal to such obligations), if such Liens attach to any ABL Priority Collateral, such Liens shall rank junior to the Liens securing the Obligations with regard to such ABL Priority Collateral and the holders thereof or agent therefor shall, at the sole discretion of the Administrative Agent, have become a party to the Intercreditor Agreement or another intercreditor agreement on terms reasonably satisfactory to the Administrative Agent; and”.

(e) Section 8.03(p) of the ABL Credit Agreement is hereby amended by adding “Amendment No. 1” immediately prior to “Effective Date”.

(f) Section 8.03 of the ABL Credit Agreement is hereby amended by deleting “and” from clause (w) thereof and replacing the period at the end of clause (x) thereof with the following:

“; and

(y) Indebtedness in connection with property assessed clean energy financing or similar financing in connection with energy efficiency, renewable energy and other eligible improvements, including, without limitation, PACE Financings.”.

(g) Section 8.05 of the ABL Credit Agreement is hereby amended by adding “and related Real Property” immediately after “medical office buildings” in clause (iii) thereof.

(h) Section 8.06(e) of the ABL Credit Agreement is hereby amended by adding “Amendment No. 1” immediately prior to “Effective Date”.

(i) Section 8.15 of the ABL Credit Agreement is hereby amended by replacing “2026 Note Indenture” with “2029 Notes Indenture”.

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SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment No. 1 Effective Date”, which date is August 24, 2021), when each of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by (A) the Loan Parties, (B) the Administrative Agent and (C) the Required Lenders.

(b) Payment by the Administrative Borrower of all reasonable fees and expenses due to the Administrative Agent and Bank of America, N.A., including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the legal fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent).

SECTION 3. Representations and Warranties: On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, each Loan Party represents and warrants as follows:

(a) The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (A) any material Contractual Obligation to which such Person is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) violate any Law (including, without limitation, Regulation U or Regulation X issued by the FRB); (iv) result in a limitation on any licenses, permits or other approvals applicable to the business, operations or properties of any Loan Party; or (v) materially and adversely affect the ability of any Loan Party to participate in any Medical Reimbursement Programs (except, in the cases of clauses (ii)(A), (iii) and (iv), as could not reasonably be expected to have a Material Adverse Effect).

(b) This Amendment has been duly executed and delivered by each Loan Party that is party thereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms except as enforceability may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability.

(c) The representations and warranties of the Borrowers and each other Loan Party contained in Article VI of the ABL Credit Agreement (as amended hereby) or any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

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(d) No Default or Event of Default exists or would result from the effectiveness of this Amendment.

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the ABL Credit Agreement or any other provision of the ABL Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment No. 1 Effective Date, each reference in the ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the ABL Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the ABL Credit Agreement as amended hereby, and this Amendment and the ABL Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. This Amendment, any Loan Document and any Communication, including Communications required to be in writing, may be in the form of an Electronic Record (as defined below) and may be executed using Electronic Signatures (as defined below). Each of the Loan Parties and each of the Secured Parties agree that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Secured Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, the L/C Issuers nor the Swing Line Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent, the L/C Issuer and/or the Swing Line Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Secured Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Secured Party without further verification and (ii) upon

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the request of the Administrative Agent or any Secured Party, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

SECTION 6. Acknowledgement and Affirmation. Each Loan Party party hereto hereby expressly acknowledges as of the Amendment No. 1 Effective Date, (i) all of its obligations under the Security Agreements and the other Collateral Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of Liens and security interests pursuant to the Security Agreements and the other Collateral Documents are reaffirmed and remain in full force and effect after giving effect to this Amendment, (iii) the Obligations include, among other things and without limitation, the due and punctual payment of the principal of, interest on, and premium (if any) on, the Loans (including, without limitation, the Revolving Credit Facilities) and (iv) except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of or be construed as, or be intended to be construed as, a novation of any of the Loan Documents or serve to effect a novation of the Obligations outstanding under the ABL Credit Agreement or instruments guaranteeing or securing the same, which instruments shall remain and continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the ABL Credit Agreement and the other Loan Documents.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

SECTION 8. Headings Descriptive. The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the patties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AHP HEALTH PARTNERS, INC., as Legacy Borrower

By:	/s/ Ashley M. Crabtree
Name: Ashley M. Crabtree
Title: Senior Vice President and Treasurer

AHS EAST TEXAS HEALTH SYSTEM, LLC, as ETMC Borrower

By:	/s/ Ashley M. Crabtree
Name: Ashley M. Crabtree
Title: Senior Vice President and Treasurer

ARDENT HEALTH PARTNERS, LLC, as Parent

By:	/s/ Ashley M. Crabtree
Name: Ashley M. Crabtree
Title: Senior Vice President and Treasurer

[Ardent – Amendment No. 1]

AHS HILLCREST HEALTHCARE SYSTEM, LLC
AHS MANAGEMENT COMPANY, INC.
BSA HEALTH SYSTEM
OF AMARILLO, LLC
LHS SERVICES, INC.
AHS OKLAHOMA HEART, LLC
AHS CUSHING HOSPITAL, LLC
AHS HENRYETTA HOSPITAL, LLC
BSA HEALTH SYSTEM MANAGEMENT, LLC
BSA PHYSICIANS GROUP, INC.
BSA HARRINGTON PHYSICIANS, INC.
BSA AMARILLO DIAGNOSTIC CLINIC, INC.
SOUTHWEST MEDICAL ASSOCIATES, LLC
LOVELACE HEALTH SYSTEM, LLC
AHS CLAREMORE REGIONAL HOSPITAL, LLC
AHS OKLAHOMA PHYSICIAN GROUP, LLC
AHS HILLCREST MEDICAL CENTER, LLC
BAILEY MEDICAL CENTER, LLC
AHS SOUTHCREST HOSPITAL, LLC
BSA HOSPITAL, LLC
AHS MANAGEMENT SERVICES OF OKLAHOMA, LLC,
as Additional Legacy Borrowers

By:	/s/ Ashley M. Crabtree
Name: Ashley M. Crabtree
Title: Senior Vice President and Treasurer

ATHENS HOSPITAL, LLC CARTHAGE
HOSPITAL, LLC HENDERSON HOSPITAL, LLC
JACKSONVILLE HOSPITAL, LLC PITTSBURG
HOSPITAL, LLC QUITMAN HOSPITAL, LLC
TYLER REGIONAL HOSPITAL, LLC
REHABILITATION HOSPITAL, LLC
SPECIALTY HOSPITAL, LLC
EAST TEXAS HOLDINGS, LLC
ETMC PHYSICIAN GROUP, INC.
EAST TEXAS AIR ONE, LLC,
as Additional ETMC Borrowers

By:	/s/ Ashley M. Crabtree
Name: Ashley M. Crabtree
Title: Senior Vice President and Treasurer

[Ardent – Amendment No. 1]

ARDENT LEGACY HOLDINGS, LLC
LHP HOSPITAL GROUP, INC.
AHS NEWCO 17, LLC
AHS NEWCO 18, LLC
AHS OKLAHOMA, LLC
AHS EAST TEXAS HEALTH SYSTEM, LLC
AHS KANSAS HEALTH SYSTEM, INC.
AHS ALBUQUERQUE HOLDINGS, LLC
AHS TULSA HOLDINGS, LLC
BSA HEALTH SYSTEM HOLDINGS, LLC
LHP OPERATIONS CO., LLC
LHP MANAGEMENT SERVICES, LLC
LHP TEXAS PHYSICIANS, LLC
LHP MONTCLAIR LLC
LHP PASCACK VALLEY, LLC
LHP POCATELLO, LLC
LHP HH/KILLEEN, LLC
LHP BAY COUNTY, LLC
LHP IT SERVICES, LLC
LHP TEXAS MD SERVICES, INC.
AHS TEXAS, LLC
AHS BSA, LLC
AHS PRYOR HOSPITAL, LLC
NEW MEXICO HEART INSTITUTE, LLC
AHS PSO, LLC
AHS ACQUISITIONS, LLC, as Guarantors

By:	/s/ Ashley M. Crabtree
Name: Ashley M. Crabtree
Title: Senior Vice President and Treasurer

[Ardent – Amendment No. 1]

Acknowledged and Agreed by

BANK OF AMERICA, N.A.,
as Administrative Agent and a Lender

By:	/s/ Steven L. Hipsman
Name: Steven L. Hipsman
Title: Senior Vice President

[Ardent – Amendment No. 1]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Arvind Admal
Name: Arvind Admal
Title: Vice President

[Ardent – Amendment No. 1]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

[Ardent – Amendment No. 1]

Capital One, N.A., as a Lender

By:	/s/ Jeffrey Thomas
Name: Jeffrey Thomas
Title: Duly Authorized Signatory

[Ardent – Amendment No. 1]

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ William D. Jentsch
Name: William D. Jentsch
Title: Vice President

By:	/s/ Jeffrey B. Iervese
Name: Jeffrey B. Iervese
Title: Vice President

[Ardent – Amendment No. 1]

Regions Bank, as a Lender

By:	/s/ James T. Coleman, III
Name: James T. Coleman, III
Title: Senior Vice President & Managing Director

[Ardent – Amendment No. 1]

BOKF, N.A. dba Bank of Oklahoma, as a Lender

By:	/s/ Robert D. Dudley
Name: Robert D. Dudley
Title: Senior Vice President

[Ardent – Amendment No. 1]

Southside Bank

By:	/s/ Pam Cunningham
Name: Pam Cunningham
Title: Exec. Vice President

[Ardent – Amendment No. 1]